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                                                                   EXHIBIT 10.23



                         ATC COMMUNICATIONS GROUP, INC.
                           RESTRICTED STOCK AGREEMENT

       THIS AGREEMENT (the "Agreement"), dated as of __________, 199__ (the "Effective Date"), is made and entered into by and between ATC Communications Group, Inc., a Delaware corporation (the "Corporation"), and __________________ (the "Participant").

                                R E C I T A L S:

       The Corporation has implemented the ATC Communications Group, Inc. 1996 Stock Option and Restricted Stock Plan (the "Plan"), which was adopted by the Corporation's Board of Directors (the "Board") and will be submitted for approval by the Corporation's stockholders, and which provides for the grant of stock options and restricted stock to certain selected officers, directors and key employees of the Corporation or its subsidiaries with respect to shares of Common Stock, $.01 par value, of the Corporation (the "Common Stock").

       [The Corporation and the Participant are parties to an Employment Agreement dated as of ______________, 199__ (the "Employment Agreement").]

       [Certain identified terms used herein have the same meaning they have in the Employment Agreement.]

       The stock options and restricted stock provided for under the Plan are intended to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

       The committee appointed by the Board to administer the Plan (the "Committee") has selected the Participant to participate in the Plan and has awarded the shares of restricted stock described in this Agreement to the Participant.

       The parties hereto desire to evidence in writing the terms and conditions of such restricted stock.

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to the Participant to continue as an employee of the Corporation or its subsidiary and to promote the success of the business of the Corporation or its subsidiary, the parties hereby agree as follows:

       1. Grant of Restricted Stock. The Corporation hereby grants to the Participant, upon the terms and subject to the conditions, limitations and restrictions set forth in the Plan and in this Agreement, ________ shares of Common Stock (the "Shares"), effective as of the date of this Agreement (the "Award Date"). The Participant hereby accepts the Shares from the Corporation
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and agrees to pay the Corporation an amount equal to the aggregate par value of the Shares in cash or by check on the Award Date.

       2.     Vesting.

              (a) The Shares will vest in their entirety on ___________, 199__, unless the Participant's employment with the Corporation and Advanced Telemarketing Corporation has previously terminated for any reason other than termination without Cause [(as defined in the Employment Agreement, or, if no agreement exists, define here)].

              (b) Subject to the terms of this Agreement, when Shares become vested hereunder, the Participant will be entitled to all rights represented by such vested Shares, including, without limitation, the right to receive any cash and non-cash distributions. Except as provided in Section 5 hereof, no distributions will be paid with respect to unvested Shares. The Participant will have full voting rights (to the extent granted on such Shares) with respect to all vested Shares.

              (c) Upon any "Sale of the Corporation" the Shares shall immediately vest in full. A "Sale of the Corporation" shall occur if the Corporation shall engage in a merger, consolidation, recapitalization, reorganization or sale, lease or transfer of all or substantially all of the Corporation's assets and the Corporation or its stockholders or affiliates immediately before such transaction shall beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring corporation or such corporation's parent corporation possessing less than fifty-one percent (51%) of the voting power of the surviving or acquiring corporation or such corporation's parent corporation, provided that a Sale of the Corporation shall not be deemed to occur upon any public offering or series of such offerings of securities of the Corporation or its affiliates that results in any such change in beneficial ownership.

              (d) Notwithstanding anything in this Agreement to the contrary, if at any time following __________, 199__ but prior to the fifth anniversary of the Effective Date, the Participant's employment with the Corporation and Advanced Telemarketing Corporation is terminated for any reason, other than termination without Cause, the Participant (or Participant's estate, administrator, executor, guardian or other legal representative, as the case may be), shall transfer, assign and deliver to the Corporation a number of the shares of Common Stock granted under this Agreement equal to the product of
(i) ______ multiplied by (ii) a fraction, the numerator of which shall equal the number of calendar months following the date of termination, divided by 60. In the event that the Participant has sold any of the shares of Common Stock that are otherwise required to be transferred, assigned or delivered to the Corporation, the Participant (or Participant's estate, administrator, executor, guardian or other legal representative, as the case may be) shall pay to the Corporation an amount in cash equal to the number of shares that have been sold, multiplied by $_______. Notwithstanding the foregoing, if following any Sale of the Corporation, Participant is not terminated but Participant's duties and responsibilities are materially curtailed or diminished, his authority is materially reduced, or his compensation is reduced, Participant may treat such occurrence as a "termination without Cause" for purposes of this subsection
(d).





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       3.     Transfer of Shares.  The Participant shall not, directly or indirectly, sell, transfer, pledge, encumber or hypothecate ("Transfer") any unvested Shares or the rights and privileges pertaining thereto. In addition, the Participant shall not, directly or indirectly, Transfer any vested Shares other than (i) with the prior written consent of the Corporation, (ii) by will or the laws of descent and distribution, (iii) pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Act"), or (iv) pursuant to any exemption from the registration requirements of the Act. Any permitted transferee to whom the Participant shall Transfer the Shares pursuant to (i) or (ii) above shall agree to be bound by this Agreement. The Shares are not liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Participant, nor shall they be subject to garnishment, attachment, execution, levy or other legal or equitable process.

       4. Tax Withholding. Any provision of this Agreement to the contrary notwithstanding, the Corporation may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign to withhold in connection with any of the Shares subject hereto.

       5. Dilution. The number of Shares set forth in Section 1 hereof shall be subject to adjustment for any Dilutive Event. A "Dilutive Event" shall include any of the following events that results in dilution to the Shares acquired hereunder: any increase or decrease in the Shares or any other capital stock of the Corporation or any change or exchange of any such securities for a different number or kind of securities, any of which results from one or more stock splits, reverse stock splits, stock dividends or other corporate actions with a similar effect. A "Dilutive Event" shall not include, however, among other things: (i) the issuance or exercise of options granted pursuant to the Plan or pursuant to any other stock-based compensation plan adopted by the Corporation's Board of Directors; or (ii) any issuance of capital stock by the Corporation or any issuance or grant to any person or entity of any right to subscribe for or to purchase any capital stock or securities convertible into any capital stock of the Corporation for consideration deemed adequate and appropriate by the Board of Directors.

       6. Certain Legal Restrictions. The Corporation shall not be obligated to issue any Shares vesting hereunder unless the issuance and delivery of such Shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Corporation's Common Stock may then be listed. The Corporation has filed a Registration Statement on Form S-8 and agrees to keep such Registration Statement in effect thereafter for so long as the shares of Common Stock acquired hereunder may be resold thereunder. As a condition to the sale by the Corporation of any additional shares of Common Stock to the Participant, the Corporation may require the Participant to make such representations and warranties as may be reasonably necessary to assure compliance with applicable federal or state securities laws. The Corporation shall not be liable for refusing to issue any Shares if the Corporation cannot obtain authority from the appropriate regulatory bodies deemed by the Corporation to be necessary to lawfully





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sell or issue such shares.  Except as provided above, the Corporation shall have no obligation to the Participant, express or implied, to list, register or otherwise qualify any of the Participant's Shares. The Shares may not be transferred except in accordance with applicable federal or state securities laws.

       7. Plan Incorporated. The Participant accepts the Shares herein subject to all the provisions of the Plan, which are incorporated into this Agreement, including the provisions that authorize the Committee to administer and interpret the Plan and which provide that the Committee's decisions, determinations and interpretations with respect to the Plan are final and conclusive on all persons affected thereby. Terms not otherwise defined in this Agreement have the meanings given in the Plan.

       8.     Miscellaneous.

              (a) The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship that otherwise exists between the Corporation and the Participant, whether such employment relationship is at will or defined by an employment contract. [Moreover, this Agreement is not intended to and does not amend the Employment Agreement between the Corporation and the Participant; to the extent there is a conflict between this Agreement and the Employment Agreement, the Employment Agreement shall govern and take priority.]

              (b) Neither the Participant nor any person claiming under or through the Participant shall be or shall have any of the rights or privileges of a stockholder of the Corporation in respect of any of the Shares issuable hereunder unless and until such Shares have vested pursuant to the terms of this Agreement.

              (c) Any notice to be given to the Corporation under the terms of this Agreement shall be addressed to the Corporation at its principal executive offices, and any notice to be given to the Participant shall be addressed to the Participant at the address set forth beneath his or her signature hereto, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid.

              (d) Subject to the limitations herein on the transferability by the Participant of Shares, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

              (e) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

              (f) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it





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being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

              (g) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

              (h) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

              (i) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

              (j) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

              (k) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

              (l) At any time and from time to time the Committee may execute an instrument providing for modification, extension, or renewal of the terms of any outstanding Shares, provided that no such modification, extension or renewal shall impair the Shares in any respect without the consent of the holder of the Shares. Except as provided in the preceding sentence, no supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

              (m) In addition to all other rights or remedies available at law or in equity, the Corporation shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

              (n) The Participant's spouse joins this Agreement for the purpose of agreeing to and accepting the terms of this Agreement and to bind any community property interest he or she has or may have in any vested or any unvested portion of the Shares, and any other shares of Common Stock held by the Participant.





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              (o)    The Corporation shall issue and deliver to Participant
certificates representing the vested Shares issued under this Agreement. The Corporation may place an appropriate legend on any certificates representing Shares referencing the restrictions on Transfer imposed hereunder and by applicable law. The Corporation may retain all stock certificates representing unvested Shares.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                      CORPORATION:

                                      ATC COMMUNICATIONS GROUP, INC.


                                      By:
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                                      Name:
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                                      Title:
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                                      PARTICIPANT:


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                                      Name:
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                                      Address:
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                                      PARTICIPANT'S SPOUSE:


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                                      Name:
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